UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2013

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of LSI Industries Inc. was held on November 21, 2013 at which the following matters were submitted to a vote of shareholders:

(a)           Votes regarding the election of seven directors.

Name	For	Withheld	Broker Non-Votes
Robert P. Beech	19,299,253	364,539	3,532,375
Gary P. Kreider	11,976,503	7,687,289	3,532,375
Dennis B. Meyer	18,914,801	748,991	3,532,375
Wilfred T. O’Gara	18,942,910	720,882	3,532,375
Robert J. Ready	19,042,400	621,392	3,532,375
Mark A. Serrianne	13,649,251	6,014,541	3,532,375
James P. Sferra	18,743,511	920,281	3,532,375

(b)           Votes regarding the ratification of the Audit Committee’s appointment of Grant Thornton LLP as LSI’s Independent Registered Public Accounting Firm for fiscal 2014.

For	Against	Abstain
22,983,703	162,796	49,667

(c)           Advisory votes on the Company’s executive compensation as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
19,114,638	448,389	100,765	3,532,375

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

November 22, 2013	By:	/s/ Jeffery S. Bastian
Jeffery S. Bastian
Vice President and Controller